[LOGO]

                           MAVERICK TUBE CORPORATION




                                                        INVESTOR PRESENTATION

                                                        March 2001

--------------------------------------------------------------------------------

Forward Looking Statements

These slides accompany an oral presentation by Maverick Tube Corporation and Prudential Steel Ltd., which, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including:

          oil and gas drilling activity;

          steel price volatility;

          domestic and foreign competitive pressures;

          fluctuations in industry-wide inventory levels;

          the presence or absence of governmentally imposed trade restrictions;

          asserted and unasserted claims; and

          those other risks and uncertainties described on Maverick's Proxy Statement dated August 11, 2000 filed by Maverick in connection with its business combination with Prudential Steel Ltd.

In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and Prudential and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick and Prudential undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                                                             2
--------------------------------------------------------------------------------

Maverick Overview

        1.5 million tons of tubular products capacity

        Largest North American welded OCTG producer

        Largest Buyer of Hot Rolled Steel in North America

        Diverse operations with 10 mills and 5 locations

        Highly efficient and low cost operations

        Financially strong, positioned for growth

                                                                             3
--------------------------------------------------------------------------------

Combined Company's Expanded
Prime Distribution Capabilities

     [Picture   Graphic  Omitted  -  Picture  of  United  States  with  combined distribution capabilities from Calgary, Canada; Longview, WA; Beaver Falls, PA; Hickman, AR; Conroe, TX]

     [Pie graph omitted - demonstrates 2000 Revenues as 17% industrial products and 83% energy products]

                                                                             4
--------------------------------------------------------------------------------

Historical Sales Volume

        [Graph Omitted - Tabular representation for EDGAR filing below]

                         Short Tons (000)


       1Q97                196
         2Q97              192
         3Q97              213
         4Q97              226

         1Q98              169
         2Q98              124
         3Q98              123
         4Q98              118

         1Q99              109
         2Q99              116
         3Q99              164
         4Q99              226

         1Q00              218
         2Q00              202
         3Q00              212
         4Q00              247

         1Q01 *            283
         2Q01 *            244
         3Q01 *            275
         4Q01 *            285

     *  Management Estimates

                                                                             5
--------------------------------------------------------------------------------

Strong Combined Balance Sheet

                                   (In millions of US$, except for percentages)

                                              December 31, 2000
                                              -----------------

                                                Consolidated
                                                ------------

Working Capital                                     118.9

Total Assets                                        389.0

Total Debt (Net of Cash)                             88.5

Shareholders' Equity                                213.3

Total Debt/Book Capitalization                       29.3%

                                                                             6
--------------------------------------------------------------------------------

Broader Product Lines

    Energy Products

    - new and reworked wells, transportation of oil and gas, and other products

         -    Casing                 1 1/2" thru 16"

         -    Tubing                 Carbon and alloy grades

         -    Line Pipe              Complete end finishing

         -    Couplings              HIC resistant products for sour gas service

         -    Premium connections    80 ft Line Pipe


     [Pie graph omitted - demonstrates 2001 forecasted volumes as 9% Carbon Tubing, 53% Carbon Casing, 19% Line Pipe, 17% Alloy Casing and 2% Alloy Tubing]


     Industrial Products

     -   construction, agricultural and industrial equipment, and other products

         -    HSS                    1 1/2" - 12"

         -    Standard Pipe          Rounds, squares, rectangles

         -    Piling                 Custom products

         -    Cold drawn tubing      High tolerance products


     [Pie graph omitted - demonstrates 2001 forecasted volumes as 77% HSS, 7% Cold Drawn Tubing, 10% Standard Pipe and 6% Piling]

                                                                             7
--------------------------------------------------------------------------------

New 16" Mill Expands Market
Opportunities

          US Market Expands by 37%

[Graph Omitted - Tabular representation for EDGAR filing below]

Increase in Market Accessibility
                  Current Products          Large OD Products

OCTG                       69%                                21%
Line Pipe                  29%                                24%
HSS                        85%                                12%
Standard Pipe              25%                                17%
Total                      46%                                17%



          Capacity spread over 5 product areas throughout North America

     [Pie graph omitted - demonstrates capacity as 45% OCTG, 35% Line Pipe, 10% HSS and 10% Piling and other]


          Market share gained by

                  Already complete size range

                  Already do business with target customers


     New Mill output should rise to generate a revenue rate of approximately $80 million by late 2001 with further growth expected in 2002

                                                                             8
--------------------------------------------------------------------------------

Achieved Merger Benefits

         Combined company becomes one of the largest purchasers of hot rolled steel in North America

         Opportunities to expand energy and industrial market share in US and Canada

         -  $10/ton in improved spread = $.18/share EPS

         Have reduced Canadian Steel Cost by $60/Tons which reduces overall Steel Cost by $20/Ton

                                                                             9
--------------------------------------------------------------------------------

         [LOGO]
MAVERICK TUBE CORPORATION

                                Business Overview

--------------------------------------------------------------------------------

U.S. Drilling Activity Has Reached 1997
Cycle Level

                                                         Source:  Baker Hughes

[Graph Omitted - Tabular representation for EDGAR filing below]


                                         Rigs Running

                              Gas Rigs            Oil Rigs
                              --------            --------

1Q95                              372                324
2Q95                              342                316
3Q95                              404                321
4Q95                              423                329

1Q96                              414                287
2Q96                              461                291
3Q96                              494                296
4Q96                              489                353

1Q97                              496                358
2Q97                              550                383
3Q97                              593                396
4Q97                              624                369

1Q98                              598                363
2Q98                              584                276
3Q98                              557                235
4Q98                              504                188

1Q99                              434                119
2Q99                              396                128
3Q99                              530                118
4Q99                              625                148

1Q00                              615                156
2Q00                              646                199
3Q00                              776                204
4Q00                              844                231

1/26/01 = 1,151 [Gas, Oil and other Rigs]

                                                                            11
--------------------------------------------------------------------------------

Strong Canadian Drilling Levels Expected in 2000/2001 Drilling Season

[Graph Omitted - Tabular representation for EDGAR filing below]


                                    Canadian Rigs Running

                      1995     1996     1997     1998     1999     2000
                      ----     ----     ----     ----     ----     ----

FQ1                    327      338      395      469      283      469

FQ2                    153      145      258      177      102      216

FQ3                    222      275      400      205      257      313

FQ4                    228      320      443      202      336      380

1/26/01 = 540

Source: Baker Hughes

                                                                            12
--------------------------------------------------------------------------------

US Oil Prices and Oil Drilling

                                    Source:  Baker Hughes, Spears & Associates

[Graph Omitted - Tabular representation for EDGAR filing below]

                                                    U.S.
                         US Oil Rigs             Oil Prices
                       (Rigs Drilling)          (WT 1 $/BBL)
                      ---------------           -----------

1Q95                         352                  $17.53
2Q95                         324                  $18.41
3Q95                         316                  $19.35
4Q95                         321                  $17.89

1Q96                         329                  $18.16
2Q96                         287                  $19.61
3Q96                         291                  $21.63
4Q96                         296                  $21.94

1Q97                         353                  $24.65
2Q97                         358                  $23.46
3Q97                         383                  $19.92
4Q97                         396                  $19.73

1Q98                         369                  $20.22
2Q98                         363                  $16.08
3Q98                         276                  $14.77
4Q98                         235                  $14.13

1Q99                         188                  $13.09
2Q99                         119                  $13.09
3Q99                         128                  $17.68
4Q99                         118                  $21.59

1Q00                         148                  $24.30
2Q00                         156                  $28.88
3Q00                         199                  $29.04
4Q00                         204                  $30.62

                                                                            13
--------------------------------------------------------------------------------

US Gas Prices and Gas Drilling

[Graph Omitted - Tabular representation for EDGAR filing below]

                                    Source:  Baker Hughes, Spears & Associates

                               U.S.                          U.S.
                             Gas Rigs                     Gas Prices
                         (Rigs Drilled)                    ($/MCF)
                         --------------                   ----------

1Q95                          372                          $1.36
2Q95                          342                          $1.46
3Q95                          404                          $1.40
4Q95                          423                          $1.84

1Q96                          414                          $2.79
2Q96                          461                          $2.19
3Q96                          494                          $2.04
4Q96                          489                          $2.88

1Q97                          496                          $2.59
2Q97                          550                          $2.04
3Q97                          593                          $2.37
4Q97                          624                          $2.80

1Q98                          598                          $2.11
2Q98                          584                          $2.18
3Q98                          557                          $1.96
4Q98                          504                          $1.87

1Q99                          434                          $1.73
2Q99                          396                          $2.14
3Q99                          530                          $2.49
4Q99                          625                          $2.45

1Q00                          615                          $2.53
2Q00                          646                          $3.53
3Q00                          776                          $4.44
4Q00                          844                          $6.21

                                                                            14
--------------------------------------------------------------------------------

Total Wells

[Graph Omitted - Tabular representation for EDGAR filing below]

                                    Source:  Baker Hughes, Spears & Associates

                        Total Oil Wells -            Total Gas Wells -
                         US and Canada                 US and Canada
                        -----------------            -----------------

1Q95                           852                         1,108
2Q95                         1,107                         1,042
3Q95                         1,507                           714
4Q95                         1,383                           754

1Q96                         1,244                         1,185
2Q96                         1,281                           766
3Q96                         1,966                           863
4Q96                         2,084                           856

1Q97                         1,662                         1,341
2Q97                         1,721                           934
3Q97                         2,739                         1,354
4Q97                         2,436                         1,225

1Q98                         1,497                         1,255
2Q98                           710                         1,163
3Q98                           554                         1,218
4Q98                           378                           951

1Q99                           318                         1,563
2Q99                           381                         1,249
3Q99                           834                         1,674
4Q99                         1,202                         1,814

1Q00                         1,264                         1,775
2Q00                         1,205                         1,897
3Q00                         1,441                         2,542
4Q00                         1,612                         2,592

                                                                            15
--------------------------------------------------------------------------------

OCTG Consumption per Rig Rising
Sharply


          Consumption per Rig up 16% since 1995

[Graph Omitted - Tabular representation for EDGAR filing below]


1Q95              534
2Q95              675
3Q95              597
4Q95              590

1Q96              648
2Q96              679
3Q96              696
4Q96              533

1Q97              630
2Q97              623
3Q97              743
4Q97              560

1Q98              567
2Q98              457
3Q98              605
4Q98              493

1Q99              480
2Q99              585
3Q99              628
4Q99              655

1Q00              622
2Q00              719
3Q00              690
4Q00              571


          Usage higher due to . . .

          -   Completion percentage up from 76% to 80%

          -   Developmental drilling strong at current prices

          -   Faster drilling speeds

          -   Higher percentage of Gas wells

          Anticipated record consumption in 2001 of 2.7 million tons

          -   1995 -  723 Avg. Rigs = 1.5 million Tons of consumption

          -   2000 -  917 Avg. Rigs = 2.2 million Tons of consumption

          -   2001 - 1150 Avg. Rigs = 2.9 million Tons of consumption*

*  Street Estimates
                                                                            16
--------------------------------------------------------------------------------

U.S. OCTG Imports

                                  Source:  U.S. Census Bureau, Mgmt. Estimates

[Graph Omitted - Tabular representation for EDGAR filing below]


                                    Import                  % of New
                                  Tons (000)                  Supply
                                  ------------               -------

1Q95                               52,829                     13%
2Q95                               63,014                     16%
3Q95                               28,319                      7%
4Q95                               36,235                      8%

1Q96                               40,550                      9%
2Q96                               50,628                     10%
3Q96                               64,025                     12%
4Q96                               58,259                     13%

1Q97                               97,275                     18%
2Q97                               94,142                     14%
3Q97                              110,342                     16%
4Q97                              107,251                     19%

1Q98                              115,194                     19%
2Q98                               93,041                     20%
3Q98                               86,952                     27%
4Q98                               47,969                     27%

1Q99                               26,354                     15%
2Q99                               25,736                     15%
3Q99                               34,956                     13%
4Q99                               83,124                     18%

1Q00                              136,086                     25%
2Q00                              178,260                     27%
3Q00                              197,934                     29%
4Q00                              204,329                     29%

                                                                            17
--------------------------------------------------------------------------------

US vs. International Rig Count

[Graph Omitted - Tabular representation for EDGAR filing below]

                                                         Source:  Baker Hughes

                        US                International
                      (Rigs)                 (Rigs)
                     -------              -------------

1Q96                  1,049                    780
2Q96                    909                    794
3Q96                  1,077                    801
4Q96                  1,146                    798

1Q97                  1,251                    804
2Q97                  1,189                    812
3Q97                  1,389                    809
4Q97                  1,448                    809

1Q98                  1,426                    811
2Q98                  1,039                    798
3Q98                    999                    728
4Q98                    890                    682

1Q99                    842                    620
2Q99                    628                    597
3Q99                    894                    565
4Q99                  1,051                    571

1Q00                  1,250                    576
2Q00                  1,051                    629
3Q00                  1,294                    694
4Q00                  1,419                    714

International drilling expected to rise 20% in 2001.

                                                                            18
--------------------------------------------------------------------------------

U.S. OCTG Industry Inventory and
Months of Supply

                           Source:  Duane Murphy & Associates, Mgmt. Estimates


                             OCTG Inventory        Months'
                             (Tons (000))          Supply
                             ------------        -----------

1Q95                           728,000                5.4
2Q95                           693,697                4.6
3Q95                           683,035                4.8
4Q95                           698,035                4.6

1Q96                           725,035                4.6
2Q96                           739,035                4.4
3Q96                           763,035                4.2
4Q96                           782,034                5.3

1Q97                           854,034                4.8
2Q97                         1,027,034                5.4
3Q97                         1,062,034                4.4
4Q97                         1,131,034                6.1

1Q98                         1,196,034                6.4
2Q98                         1,279,377                9.5
3Q98                         1,128,377                6.8
4Q98                           975,377                8.1

1Q99                           909,377                9.6
2Q99                           830,000                8.3
3Q99                           758,000                6.0
4Q99                           773,000                4.8

1Q00                           874,000                5.4
2Q00                           994,000                5.1
3Q00                         1,075,000                5.0
4Q00                         1,209,000                6.1

                                                                            19
--------------------------------------------------------------------------------

US OCTG Market Analysis

Date       Shipments      Imports        Consumption    Inventory

1994       1,260.992      341,869         1,698,242       699,619
1995       1,556,727      180,397         1,738,708       698,035
1996       1,837,708      213,462         1,967,171       782,034
1997       2,322,882      409,010         2,382,892     1,131,034
1998       1,325,720      343,156         1,825,289       974,621
1999       1,074,878      170,170         1,447,151       772,518
Jan-00       168,731       27,870           162,698       806,421
Feb-00       143,686       51,582           161,364       840,325
Mar-00       138,707       56,634           161,438       874,228
Apr-00       166,335       57,944           184,402       914,105
May-00       173,199       60,963           194,284       953,983
Jun-00       182,293       59,353           201,749       993,880
Jul-00       153,663       80,444           207,130     1,020,857
Aug-00       191,030       54,472           218,504     1,047,855
Sep-00       186,014       63,018           222,035     1,074,852
Oct-00       165,183       75,352           195,952     1,119,435
Nov-00       180,397       62,045           197,858     1,164,019
Dec-00       180,966       66,932           203,315     1,208,602
2000       2,030,204      716,609         2,310.729     1,208,602
2001       2,190,298      650,000         2,660,900     1,388,000

*Management Estimates

                                                                            20
--------------------------------------------------------------------------------

U.S. Domestic Shipments And
Maverick's Selling Prices

                                Source:  Historical Data, Management Estimates

[Graph Omitted - Tabular representation for EDGAR filing below]

                           Domestic
                          Shipments               Prices
                         (Tons (000))            ($/Ton)
                          ----------             --------
1Q96                         436                   663
2Q96                         447                   649
3Q96                         492                   652
4Q96                         386                   656

1Q97                         449                   668
2Q97                         590                   681
3Q97                         597                   698
4Q97                         464                   717

1Q98                         485                   736
2Q98                         368                   724
3Q98                         231                   669
4Q98                         131                   630

1Q99                         148                   577
2Q99                         151                   542
3Q99                         226                   536
4Q99                         376                   559

1Q00                         402                   618
2Q00                         472                   637
3Q00                         478                   669
4Q00                         500                   680

1Q01 *                               449                        702

* Management Estimate

Maverick has implemented a 3.5% price increase for 2Q01

                                                                            21
--------------------------------------------------------------------------------

Maverick Steel Purchase Costs

[Graph Omitted - Tabular representation for EDGAR filing below]

                                Source:  Historical Data, Management Estimates

                         Steel Purchase                Steel Cost
                             Costs                     of Sales
                             $/Ton                       $/Ton
                         --------------                ----------

F1Q95                        $340
F2Q95                         357
F3Q95                         345
F4Q95                         320

F1Q96                         311
F2Q96                         314
F3Q96                         326
F4Q96                         325

F1Q97                         336
F2Q97                         336
F3Q97                         323
F4Q97                         324

F1Q98                         318
F2Q98                         311
F3Q98                         308
F4Q98                         295

F1Q99                         272
F2Q99                         258
F3Q99                         257
F4Q99                         294

F1Q00                         297
F2Q00                         299                         299
F3Q00                         299                         299
F4Q00                         253                         296

F1Q01*                        235                         265
F2Q01*                        255                         248

F4Q00 (2Q 2001 Repl. Cost)  $255.00

* Estimate

                                                                            22
--------------------------------------------------------------------------------

 Conclusions

        The Maverick / Prudential combination creates a stronger company with minimal redundancy

        Strong commodity prices and drilling activity expected to provide near-term earnings growth

        Larger market capitalization and broader shareholder base improves liquidity and capital access

        Combined company is well positioned to pursue future growth opportunities

        New Large Mill increases the company's earning power

                                                                            23
--------------------------------------------------------------------------------

                                     [LOGO]

                           MAVERICK TUBE CORPORATION